EXHIBIT 99.1
Cloud Growth Drives Pega Through $1 Billion Milestone in 2020
•Pega Cloud ACV grew more than 50% to $267 million
•Total Backlog up 28% to over $1 billion
•Total Revenue Exceeds $1 billion for the first time
•2021 Revenue Guidance of $1.25 billion
CAMBRIDGE, Mass. — February 17, 2021 — Pegasystems Inc. (NASDAQ: PEGA), the software company that crushes business complexity, released its financial results for the fourth quarter and full-year 2020.
“The last year has made it abundantly clear that organizations need to accelerate their digital transformation to compete and thrive in a world that is constantly changing,” said Alan Trefler, founder and CEO, Pegasystems. “We have never been better positioned to support this need with our scalable low code solutions.“
"Pega Cloud ACV grew more than 50 percent year over year, increasing to $267 million," said Ken Stillwell, CFO, Pegasystems. "And, at the same time, Pega Cloud gross margins expanded from 51 percent to 63 percent. We expect Pega Cloud revenue growth acceleration and gross margin expansion will be key contributors to drive future Pega profitability and growth."
Financial and performance metrics (1)

(Dollars in thousands, except per share amounts)	Three Months Ended December 31,			Year Ended December 31,
	2020	2019	Change	2020	2019	Change
Total revenue	$298,600	$276,542	8%	$1,017,517	$911,383	12%
Net income (loss) - GAAP	$4,006	$918	336%	$(61,373)	$(90,433)	32%
Net income (loss) - Non-GAAP	$15,513	$15,682	(1)%	$(29,392)	$(35,082)	16%
Diluted earnings (loss) per share - GAAP	$0.05	$0.01	400%	$(0.76)	$(1.14)	33%
Diluted earnings (loss) per share - Non-GAAP	$0.18	$0.19	(5)%	$(0.37)	$(0.44)	16%
(1) A reconciliation of our Non-GAAP and GAAP measures is at the end of this release.

(Dollars in thousands)	Three Months Ended December 31,				Change		Year Ended December 31,				Change
	2020		2019				2020		2019
Pega Cloud	$61,188	20%	$39,136	14%	$22,052	56%	$208,268	20%	$133,746	15%	$74,522	56%
Maintenance	76,122	26%	73,174	27%	2,948	4%	296,709	30%	280,580	30%	16,129	6%
Term license	95,897	32%	77,176	28%	18,721	24%	266,352	26%	199,433	22%	66,919	34%
Subscription (2)	233,207	78%	189,486	69%	43,721	23%	771,329	76%	613,759	67%	157,570	26%
Perpetual license	11,990	4%	36,729	13%	(24,739)	(67)%	28,558	3%	80,015	9%	(51,457)	(64)%
Consulting	53,403	18%	50,327	18%	3,076	6%	217,630	21%	217,609	24%	21	—%
Total revenue	$298,600	100%	$276,542	100%	$22,058	8%	$1,017,517	100%	$911,383	100%	$106,134	12%
(2) Reflects client arrangements subject to renewal (Pega Cloud, maintenance, and term license).

Note: See the schedules at the end of this release for additional information.
2021 Guidance
As of February 17, 2021, we are providing the following guidance:

	Year Ended December 31, 2021
(in millions, except per share amounts)	GAAP	Non-GAAP (1)
Revenue	$1,250	$1,250
Net (loss) income	$(115.2)	$21.5
Net (loss) income per share	$(1.44)	$0.25
(1) A reconciliation of our GAAP and Non-GAAP guidance is contained in the financial schedules at the end of this release.
Quarterly conference call
We will conduct a conference call and audio-only webcast at 5:00 p.m. EST on February 17, 2021.

Members of the public and investors may join the call and participate in the question and answer session by dialing 1-866-548-4713 (domestic), 1-323-794-2093 (international), or via webcast (http://public.viavid.com/index.php?id=143063) by logging onto www.pega.com at least five minutes before the event's broadcast and clicking on the webcast icon in the Investors section.
A replay of the call will also be available on www.pega.com by clicking the Earnings Calls link in the Investors section.
Discussion of Non-GAAP financial measures
We believe that supplementary non-GAAP financial measures provide useful information to allow investors to understand our core operating results and future prospects, without the effect of often-one-time charges and other items outside our normal operations, consistent with how management measures and forecasts the Company’s performance. The supplementary non-GAAP financial measures included are not meant to be considered superior to or a substitute for results of operations prepared in accordance with U.S. GAAP.
A reconciliation of our Non-GAAP and GAAP measures is at the end of this release.
Forward-looking statements
In this press release, certain statements may be "forward-looking statements” as defined in the Private Securities Litigation Reform Act of 1995.
Words such as expects, anticipates, intends, plans, believes, will, could, should, estimates, may, targets, strategies, projects, forecasts, guidance, likely, and usually, or variations of such words and other similar expressions identify forward-looking statements, which are based on current expectations and assumptions.
These forward-looking statements deal with future events and are subject to various risks and uncertainties that are difficult to predict, including, but not limited to, statements about:
•our future financial performance and business plans;
•the adequacy of our liquidity and capital resources;
•the continued payment of quarterly dividends;
•the timing of revenue recognition;
•management of our transition to a more subscription-based business model;
•variation in demand for our products and services, including among clients in the public sector;
•the impact of actual or threatened public health emergencies, such as the Coronavirus (COVID-19);
•reliance on third-party service providers;
•compliance with our debt obligations and debt covenants;
•the potential impact of our convertible senior notes and related Capped Call Transactions;
•reliance on key personnel;
•the relocation of our corporate headquarters;
•the continued uncertainties in the global economy;
•foreign currency exchange rates;
•the potential legal and financial liabilities and reputation damage due to cyber-attacks;
•security breaches and security flaws;
•our ability to protect our intellectual property rights and costs associated with defending such rights;
•our client retention rate;
•management of our growth.
These risks and others that may cause actual results to differ materially from those expressed in such forward-looking statements are described further in Part I of our Annual Report on Form 10-K for the year ended December 31, 2020, and other filings we make with the U.S. Securities and Exchange Commission (“SEC”). Except as required by applicable law, we do not undertake and expressly disclaim any obligation to publicly update or revise these forward-looking statements whether as the result of new information, future events, or otherwise.
The forward-looking statements contained in this press release represent our views as of February 17, 2021.

About Pegasystems
Pega delivers innovative software that crushes business complexity so our clients can make better decisions and get work done. We help the world's leading brands solve their biggest business challenges: maximizing customer lifetime value, streamlining customer service, and boosting operational efficiency. Pega technology is powered by real-time AI and intelligent automation, while our scalable architecture and low-code platform help enterprises adapt to rapid change and transform for tomorrow.
Press contact:
Lisa Pintchman
Pegasystems Inc.
lisa.pintchman@pega.com
(617) 866-6022
Twitter: @pega
Investor contact:
Garo Toomajanian
ICR for Pegasystems Inc.
pegainvestorrelations@pega.com
(617) 866-6077

All trademarks are the property of their respective owners.

PEGASYSTEMS INC.
UNAUDITED CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
(in thousands, except per share amounts)

	Three Months Ended December 31,		Year Ended December 31,
	2020	2019	2020	2019
Revenue
Software license	$107,887	$113,905	$294,910	$279,448
Maintenance	76,122	73,174	296,709	280,580
Pega Cloud	61,188	39,136	208,268	133,746
Consulting	53,403	50,327	217,630	217,609
Total revenue	298,600	276,542	1,017,517	911,383
Cost of revenue
Software license	574	674	2,928	3,656
Maintenance	5,666	6,341	22,311	25,656
Pega Cloud	20,337	18,059	76,575	65,828
Consulting	50,318	52,533	209,099	214,882
Total cost of revenue	76,895	77,607	310,913	310,022
Gross profit	221,705	198,935	706,604	601,361
Operating expenses
Selling and marketing	150,009	133,395	545,693	474,459
Research and development	59,366	52,408	236,986	205,210
General and administrative	18,260	14,877	67,452	56,570
Total operating expenses	227,635	200,680	850,131	736,239
(Loss) from operations	(5,930)	(1,745)	(143,527)	(134,878)
Foreign currency transaction gain (loss)	1,159	1,242	3,704	(2,335)
Interest income	131	129	1,223	2,020
Interest expense	(5,565)	(144)	(19,356)	(212)
Gain on capped call transactions	11,881	—	31,697	—
Other (loss) income, net	(4)	181	1,370	559
Income (loss) before (benefit from) income taxes	1,672	(337)	(124,889)	(134,846)
(Benefit from) income taxes	(2,334)	(1,255)	(63,516)	(44,413)
Net income (loss)	$4,006	$918	$(61,373)	$(90,433)
Earnings (loss) per share
Basic	$0.05	$0.01	$(0.76)	$(1.14)
Diluted	$0.05	$0.01	$(0.76)	$(1.14)
Weighted-average number of common shares outstanding
Basic	80,770	79,430	80,336	79,055
Diluted	86,080	83,624	80,336	79,055

PEGASYSTEMS INC.
UNAUDITED RECONCILIATION OF SELECTED GAAP MEASURES TO NON-GAAP MEASURES (1)
(in thousands, except percentages and per share amounts)

	Three Months Ended December 31,			Year Ended December 31,
	2020	2019	Change	2020	2019	Change
Net income (loss) - GAAP	$4,006	$918	336%	$(61,373)	$(90,433)	32%
Stock-based compensation (2)	26,313	20,666		103,068	80,909
Capped call transactions	(11,881)	—		(31,697)	—
Convertible debt	4,408	—		14,813	—
Amortization of intangible assets	919	1,018		3,970	6,625
Foreign currency transaction (gain) loss	(1,159)	(1,242)		(3,704)	2,335
Other	(384)	—		757	—
Income tax effects (3)	(6,709)	(5,678)		(55,226)	(34,518)
Net income (loss) - Non-GAAP	$15,513	$15,682	(1)%	$(29,392)	$(35,082)	16%

Diluted earnings (loss) per share - GAAP	$0.05	$0.01	400%	$(0.76)	$(1.14)	33%
Non-GAAP adjustments	0.13	0.18		0.39	0.70
Diluted earnings (loss) per share - Non-GAAP	$0.18	$0.19	(5)%	$(0.37)	$(0.44)	16%

Diluted weighted-average number of common shares outstanding - GAAP	86,080	83,624	3%	80,336	79,055	2%
Diluted weighted-average number of common shares outstanding - Non-GAAP	86,080	83,624	3%	80,336	79,055	2%
(1) Our Non-GAAP financial measures reflect adjustments based on the following items:
•Stock-based compensation: We have excluded stock-based compensation from our Non-GAAP operating expenses and profitability measures. Although stock-based compensation is a key incentive offered to our employees, and we believe such compensation contributed to our revenues recognized during the periods presented and is expected to contribute to our future period revenues, we continue to evaluate our business performance excluding stock-based compensation.
•Capped call transactions: We have excluded gains and losses from our privately negotiated capped call transactions entered into concurrent with our issuance of the convertible senior notes to reduce potential dilution to our common stock upon any conversion of the convertible senior notes and/or offset any cash payments we are required to make in excess of the principal amount of convertible senior notes that may be converted, with such reduction and/or offset subject to a cap. We believe excluding these amounts from our non-GAAP financial measures is useful to investors as the types of events giving rise to them are not representative of our core business operations and ongoing operating performance.
•Convertible senior notes: In February 2020, we issued $600 million of convertible senior notes, which bear interest at an annual fixed rate of 0.75%. A debt discount resulting from the conversion feature and debt issuance costs reduced the convertible debt instrument's carrying value. Debt discount and issuance costs are amortized as interest expense over the debt’s life based upon an effective interest rate of 4.31%. We believe excluding these amounts provides a more useful comparison of our operational performance in different periods.
•Amortization of intangible assets: We have excluded the amortization of intangible assets from our Non-GAAP operating expenses and profitability measures. Amortization of intangible assets fluctuates in amount and frequency and is significantly affected by our acquisitions’ timing and size. Investors should note that the use of intangible assets contributed to our revenues recognized during the periods presented and is expected to contribute to our future period revenues. Amortization of intangible assets is likely to recur in future periods.
•Foreign currency transaction (gain) loss: We have excluded foreign currency transaction gains and losses from our Non-GAAP profitability measures. Foreign currency transaction gains and losses fluctuate in amount and frequency and are significantly affected by foreign exchange market rates. Foreign currency transaction gains and losses are likely to recur in future periods.
•Other: We have excluded gains and losses on our venture investments, incremental fees incurred due to the cancellation of the live event portion of our annual PegaWorld conference due to the COVID-19 pandemic, and incremental expenses incurred from the integration of acquisitions. We believe excluding these amounts from our non-GAAP financial measures is useful to investors as the types of events giving rise to them are not representative of our core business operations and ongoing operating performance.

(2) Stock-based compensation was:

	Three Months Ended December 31,		Year Ended December 31,
(in thousands)	2020	2019	2020	2019
Cost of revenue	$5,160	$4,605	$20,796	$18,822
Selling and marketing	12,315	8,610	46,283	32,665
Research and development	5,819	4,948	22,885	18,938
General and administrative	3,019	2,503	13,104	10,484
	$26,313	$20,666	$103,068	$80,909
Income tax benefit	$(5,171)	$(4,166)	$(20,464)	$(16,392)
(3) Effective income tax rates were:

	Year Ended December 31,
	2020	2019
GAAP	51%	33%
Non-GAAP	22%	22%
Our effective income tax rate under GAAP is subject to significant fluctuations due to various factors, including excess tax benefits generated by our stock-based compensation plans, tax credits for stock-based compensation awards to research and development employees, and unfavorable foreign stock-based compensation adjustments. We determine our Non-GAAP income tax rate by using applicable rates in taxing jurisdictions and assessing certain factors, including our historical and forecast earnings by jurisdiction, discrete items, and our ability to realize tax assets. We believe it is beneficial for our management to review our Non-GAAP results consistent with the effective income tax rate in our annual plan as established at the beginning of each year, given this tax rate volatility.

PEGASYSTEMS INC.
UNAUDITED CONDENSED CONSOLIDATED BALANCE SHEETS
(in thousands)

	December 31, 2020	December 31, 2019
Assets
Cash, cash equivalents, and marketable securities	$465,168	$68,363
Receivables (billed and unbilled)	536,260	501,675
Goodwill	79,231	79,039
Other assets	523,603	335,735
Total assets	$1,604,262	$984,812
Liabilities and stockholders’ equity
Accrued expenses, including compensation and related expenses	$182,273	$152,127
Deferred revenue, current	232,865	190,080
Convertible senior notes, net	518,203	—
Other liabilities	128,749	103,595
Stockholders’ equity	542,172	539,010
Total liabilities and stockholders’ equity	$1,604,262	$984,812

PEGASYSTEMS INC.
UNAUDITED CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS
(in thousands)

	Year Ended December 31,
	2020	2019
Net (loss)	$(61,373)	$(90,433)
Adjustments to reconcile net (loss) to cash (used in) operating activities
Non-cash items	93,795	99,251
Change in operating assets and liabilities, net	(32,985)	(50,983)
Cash (used in) operating activities	(563)	(42,165)
Cash (used in) provided by investing activities	(321,683)	70,074
Cash provided by (used in) financing activities	423,448	(74,258)
Effect of exchange rate changes on cash and cash equivalents	2,334	290
Net increase (decrease) in cash and cash equivalents	103,536	(46,059)
Cash and cash equivalents, beginning of period	68,363	114,422
Cash and cash equivalents, end of period	$171,899	$68,363

PEGASYSTEMS INC.
ANNUAL CONTRACT VALUE (“ACV”)
(in thousands, except percentages)

Annual contract value (“ACV”) (1) - ACV, as reported, represents the annualized value of our active contracts as of the measurement date. The contract's total value is divided by its duration in years to calculate ACV for term license and Pega Cloud contracts. Maintenance revenue for the quarter then ended is multiplied by four to calculate ACV for maintenance. Client Cloud ACV is composed of maintenance ACV and ACV from term license contracts. ACV is a performance measure that we believe provides useful information to our management and investors, particularly during our Cloud Transition. Reported amounts have not been adjusted for changes in foreign exchange rates.

	December 31, 2020	December 31, 2019	Change
Maintenance	$304,488	$292,696	$11,792	4%
Term	264,346	231,267	33,079	14%
Client Cloud	568,834	523,963	44,871	9%
Pega Cloud	266,642	169,329	97,313	57%
Total	$835,476	$693,292	$142,184	21%

(1) Foreign currency contributed 1%-2% to ACV growth in 2020.
PEGASYSTEMS INC.
BACKLOG
(in thousands, except percentages)

Remaining performance obligations (“Backlog”) - Backlog represents contracted revenue that has not yet been recognized and includes deferred revenue and non-cancellable amounts expected to be invoiced and recognized as revenue in future periods.

	December 31, 2020
	Perpetual license	Term license	Maintenance	Pega Cloud	Consulting	Total
1 year or less	$11,514	$105,920	$227,803	$248,223	$19,226	$612,686	57%
1-2 years	395	7,962	54,509	193,064	346	256,276	24%
2-3 years	—	4,928	28,320	104,542	851	138,641	13%
Greater than 3 years	—	4	19,283	44,308	1,189	64,784	6%
	$11,909	$118,814	$329,915	$590,137	$21,612	$1,072,387	100%

Change in Backlog Since December 31, 2019
	$7,425	$1,981	$61,621	$167,967	$(2,750)	$236,244
	166%	2%	23%	40%	(11)%	28%

	December 31, 2019
	Perpetual license	Term license	Maintenance	Pega Cloud	Consulting	Total
1 year or less	$2,305	$97,826	$206,882	$165,571	$20,798	$493,382	58%
1-2 years	2,179	12,014	30,291	128,109	1,439	174,032	21%
2-3 years	—	3,132	17,844	84,788	132	105,896	13%
Greater than 3 years	—	3,861	13,277	43,702	1,993	62,833	8%
	$4,484	$116,833	$268,294	$422,170	$24,362	$836,143	100%

PEGASYSTEMS INC.
RECONCILIATION OF FORWARD-LOOKING GUIDANCE
(in millions, except per share amounts)

Year Ended December 31, 2021
Revenue (GAAP and Non-GAAP)	$1,250

Net loss (GAAP)	$(115.2)
Stock-based compensation	125.3
Convertible debt	18.4
Amortization of intangible assets	3.7
Foreign currency transaction (gain) loss	(2.0)
Income tax effects	(8.7)
Net Income (Non-GAAP)	$21.5

Diluted (loss) per share - GAAP	$(1.44)
Non-GAAP adjustments	1.69
Diluted earnings per share - Non-GAAP	$0.25

Diluted weighted-average number of common shares outstanding - GAAP	80.0
Incremental dilutive shares for Non-GAAP	5.0
Diluted weighted-average number of common shares outstanding - Non-GAAP	85.0